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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 17, 2002

                                -----------------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


              MINNESOTA                                   95-3409686
      (State or other jurisdiction of                  (I.R.S. Employer
      incorporation of organization)                  Identification No.)


   400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS       77060
           (Address of Principal Executive Offices)            (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
             (Former name, former address and former fiscal year, if
                           changed since last report)


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PORTIONS AMENDED:

The Registrant hereby amends its Current Report on Form 8-K filed on September 27, 2002, in its entirety, as set forth below, due to the fact that the three Independent Directors of Cal Dive International, Inc. (Gordon F. Ahalt; Bernard
J. Duroc-Danner; and William L. Transier) were incorrectly included in the designation of "officers" under Item 5. The corrected listing of "officers" as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934 appears in this filing.

Item 5.  Other Events.

         At its September 17, 2002 meeting, the Board of the Directors of Cal Dive International, Inc. examined the issue of which officers of Cal Dive are "officers" as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934. After giving due consideration to the matter, the Board determined that each of the following officers of Cal Dive or a subsidiary of Cal Dive is an "officer" as defined in that rule:


               NAME                                    OFFICE
            Owen Kratz                     Chairman of the Board and CEO

          S. James Nelson                          Vice Chairman

         Martin R. Ferron                        President and COO

          A. Wade Pursell         Senior Vice President, Chief Financial Officer
                                                   and Treasurer

      James Lewis Connor, III          Senior Vice President, General Counsel
                                              and Corporate Secretary

         Johnny E. Edwards          President - Energy Resource Technology, Inc.

The Board determination supersedes any prior determinations by the Board or any officer of the Company.


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                          CAL DIVE INTERNATIONAL, INC.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: October 1, 2002

                                       CAL DIVE INTERNATIONAL, INC.


                                       By: /s/ S. JAMES NELSON
                                          --------------------------------------
                                           S. James Nelson
                                           Vice Chairman



                                       By: /s/ A. WADE PURSELL
                                          --------------------------------------
                                          A. Wade Pursell
                                          Senior Vice President and
                                          Chief Financial Officer